UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2010

The Orchard Enterprises, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-51761	20-3365526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23 East 4th Street 3rd Floor New York, New York	10003
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's telephone number, including area code): (212) 201-9280

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 16, 2010, The Orchard Enterprises, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to Agreement and Plan of Merger dated as of March 15, 2010 (the “Merger Agreement”) with Dimensional Associates, LLC (“Dimensional”) and Orchard Merger Sub, Inc., a wholly owned subsidiary of Dimensional (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the “Merger”).

The Amendment clarifies the intention of the parties that the condition to the completion of the Merger requiring the Merger Agreement and the Merger to be approved and adopted by holders of a majority of the Company’s outstanding voting securities not owned by Dimensional, its affiliates or Merger Sub, is not waivable.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment attached as Exhibit 2.1 hereto and incorporated herein by reference.

The Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement in connection with the proposed Merger and to mail a definitive proxy statement and other relevant documents to the Company’s stockholders.  Stockholders of the Company and other interested persons are advised to read, when available, the Company’s preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with the Company’s solicitation of proxies for the stockholders meeting to be held to approve the Merger and the Merger Agreement because these proxy statements will contain important information about the Company, Dimensional and the proposed Merger.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Merger and the Merger Agreement.  Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s internet site at http://www.sec.gov or by directing a request to: Attention: Secretary, The Orchard Enterprises, Inc., 23 East 4th Street, 3rd Floor, New York, New York 10003.

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders.  A list of the names of those directors and the executive officers and descriptions of their interests in the Company is contained in the Company’s proxy statement dated April 29, 2009, and the Company’s Form 8-K dated February 22, 2010, which are filed with the SEC, and will also be contained in the Company’s proxy statement when it becomes available.  The Company’s stockholders may obtain additional information about the interests of its directors and executive officers in the Merger by reading the Company’s proxy statement when it becomes available.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger among The Orchard Enterprises, Inc., Dimensional Associates, LLC and Orchard Merger Sub, Inc., dated as of March 16, 2010

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Orchard Enterprises, Inc.

Date: March 17, 2010	By:	/s/ Bradley Navin
Name: Bradley Navin
Title: Chief Executive Officer

Exhibit Index

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger among The Orchard Enterprises, Inc., Dimensional Associates, LLC and Orchard Merger Sub, Inc., dated as of March 16, 2010